UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2026

USA Compression Partners, LP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8115 Preston Road, Suite 700
Dallas, Texas 75225
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (214) 545-0440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common units representing limited partner interests	USAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously announced, on January 12, 2026 (the “Closing Date”), USA Compression Partners, LLC (the “Buyer”), a wholly owned subsidiary of USA Compression Partners, LP (the “Partnership”), completed the previously announced acquisition (the “Acquisition”) of all of the issued and outstanding capital stock of J-W Energy Company (“J-W Energy”) from Westerman Ltd. (the “Seller”) pursuant to the stock purchase agreement, dated as of November 29, 2025, among the Partnership, the Buyer, the Seller, J-W Energy and J-W Power Company (“J-W Power”). Upon the consummation of the Acquisition, J-W Energy and J-W Power became wholly owned subsidiaries of the Partnership.
On January 14, 2026, the Partnership filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report, among other things, the completion of the Acquisition. In the Original Form 8-K, the Partnership disclosed that it would file the historical financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items. This Amendment No. 1 to the Original Form 8-K (this “Amendment”) amends and supplements Item 9.01 of the Original Form 8-K solely to provide such historical financial statements and pro forma financial information. The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Partnership’s actual results or financial condition would have been if the Acquisition had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Partnership may achieve following the Acquisition. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and the Partnership has not updated any information contained therein to reflect the events that have occurred since the date of the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(a)  Financial Statements of Business Acquired.
The audited consolidated financial statements of J-W Energy for the year ended October 31, 2025, and the related notes and the related independent auditors' report thereon, are filed as Exhibit 99.1 hereto and incorporated by reference herein.
(b)  Pro Forma Financial Information.
The unaudited pro forma combined financial information is filed as Exhibit 99.2 hereto and is incorporated by reference herein:
•Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2025;
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2025; and
•Notes to the Unaudited Pro Forma Combined Financial Statements.
(d)  Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Baker Tilly US, LLP

99.1	J-W Energy Company audited consolidated financial statements as of and for the year ended October 31, 2025, and the related independent auditors' report thereon

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2025, and the related notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

		By:	USA Compression GP, LLC,
its General Partner

Date:	March 30, 2026	By:	/s/ Christopher W. Porter
Christopher W. Porter
Senior Vice President, General Counsel and Secretary